SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 22, 2003
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                  INTEVAC, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       State of California                 0-26946              94-3125814
  (State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification Number)


                               3560 Bassett Street
                              Santa Clara, CA 95054
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (408) 986-9888
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 9.  Regulation FD Disclosure (pursuant to Item 12)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On April 22, 2003, Intevac, Inc. issued a press release announcing its results for the three months ended March 29, 2003. The press release is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1 Press Release.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INTEVAC, INC.



Date:  April 22, 2003       By: /s/  CHARLES B. EDDY III
                                ------------------------
                                Charles B. Eddy III
                                Vice President, Finance and Administration,
                                Chief Financial Officer, Treasurer and Secretary